EXHIBIT 32

SECTION 1350
CERTIFICATION

In connection with the Quarterly Report of Biofield Corp. (the “Company”) on Form 10-Q for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Antonoplos, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  August 19, 2008                                                                                                               By:    /s/ Michael J. Antonoplos
                                       Michael J. Antonoplos
                                       Chief Executive Officer and Chief Accounting Officer